UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
		       Washington, D.C. 20549

			     FORM 8-K

		          CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2005

Commission file number 0-8814

PURE CYCLE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware 			84-0705083
(State of incorporation) 	(I.R.S. Employer
Identification No.)

8451 Delaware Street, Thornton, CO  80260
(Address of principal executive office)        (Zip Code)

(303) 292-3456
(Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

This Current Report on Form 8-K is filed by Pure Cycle Corporation, a Delaware corporation (the Registrant), in connection with the matters described herein.


ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 12, 2005, Pure Cycle Corporation (the "Company") issued a press release regarding the Company's financial results for its third fiscal quarter ended May 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1	Text of press release issued by Pure Cycle Corporation on July 12,
2005




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 12, 2005

PURE CYCLE CORPORATION



By:  /s/  Mark W. Harding,
President and Chief Financial Officer




EXHIBIT 99.1

Pure Cycle Corporation Announces
Third Quarter 2005 Financial Results

Thornton, Colorado -- July 12, 2005 -- Pure Cycle Corporation
(NASDAQ Smcap: PCYO) today announced results for its third quarter ended May 31, 2005.

Pure Cycle (the "Company") posted a loss of $720,000
($.05 per share) on revenues of $163,200 for the nine months ended May 31, 2005, compared to a loss of $370,300 ($.05 per share) on total revenues of $132,900 for the nine months ended May 31, 2004. The increased loss is mainly attributable to higher general and administrative costs, higher healthcare costs and higher professional fees. Financial highlights are presented below.

The Company will hold a conference call to discuss the third quarter financial results which will be hosted by the Company's
President, Mark W. Harding.

CONFERENCE CALL INFORMATION

What:		Third quarter of fiscal 2005 earnings release

When:		July 14, 2005 at 3:00 PM Mountain.

To listen:	Click on the link posted on the Company's
		website:  www.purecyclewater.com
		Please log in 5 minutes before the call in case any downloads are required.

To Participate:
		To participate in the call dial toll free:
		(877)407-9210, also log in to our website to view the slides.

REPLAY INFORMATION

The call will be available for replay until 11:59 p.m. on July
21, 2005 by dialing:

Toll free:			(877) 660-6853
Playback account number:	 286
Playback conference ID:		 160478

A digitized replay will be available on the Company's Web site through October 14, 2005.

For questions, please contact Investor Relations at info@purecyclewater.com.


FINANCIAL HIGHLIGHTS

Table of Results
(unaudited)


			  Nine Months Ended May 31,
			    2005	    2004
Total revenues		$  163,200 	$  132,900
Total cost of revenues	   (23,800)  	   (17,600)
Gross margin       	   139,400	   115,300

Total operating expenses  (947,600)	  (348,200)
Other income(expense)       88,200 	  (137,400)

Net loss	        $ (720,000)      $(370,300)
Weighted average shares
  outstanding
  basic and diluted)    13,553,000       8,079,000
Loss per share		$    (0.05)	 $   (0.05)



Balance Sheet Data

			May 31, 2005	August 31, 2004
			(unaudited)
Current assets		$ 4,983,100 	 $ 5,738,700

Total assets		$25,029,700 	 $25,625,600

Current liabilities	$    63,500 	 $   183,900

Total liabilities	$ 9,728,800 	 $12,302,100

Total stockholders'
  equity		$15,301,000 	 $13,323,500

Company Information
Pure Cycle Corporation owns water assets located in the Denver, Colorado metropolitan area and on the western slope of Colorado. Pure Cycle provides water and wastewater services to customers located in the Denver metropolitan area which includes the design, construction, operation and maintenance of water and wastewater systems.

Our common stock is traded on the NASDAQ SmallCap market under the symbol "PCYO." Additional information including our recent press releases and our fiscal year ended August 31, 2004 Annual Report are available at www.purecyclewater.com, or you may contact our President, Mark W. Harding, at 303-292-3456.